                                                                   EXHIBIT 99.1

                             SIMON PROPERTY GROUP

                                   OVERVIEW

The Company

   Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

   At March 31, 2000, the Company, directly or through the Operating Partnership, owned or had an interest in 257 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 184 million square feet of gross leasable area (GLA) in 36 states and five assets in Europe. The Company, together with its affiliated management companies, owned or managed approximately 189 million square feet of GLA in retail and mixed-use properties.

   This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of March 31, 2000, for the Company and the Operating Partnership.

   Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties which may affect the business and prospects of the Company and the Operating Partnership, including the risks and uncertainties discussed in other periodic filings made by the Company and the Operating Partnership with the Securities and Exchange Commission.

   We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

                             SIMON PROPERTY GROUP

                        ECONOMIC OWNERSHIP STRUCTURE(1)

                                March 31, 2000

                      SIMON PROPERTY GROUP, INC.(2)(3)(4)

      Common Shareholders                                      Shares       %
      -------------------                                  -------------- -----
      Public Shareholders.................................    168,221,413  96.9%
      Simon Family........................................      4,248,311   2.4
      DeBartolo Family....................................         32,567   0.0
      Executive Management(5).............................      1,153,377   0.7
                                                           -------------- -----
                                                           173,655,666(4) 100.0%
                                                           ============== =====

                               171,984,724 units

                          SIMON PROPERTY GROUP, L.P.

                               237,426,875 units

                               65,442,151 units

                               LIMITED PARTNERS

                             ("Limited Partners")

      Unitholders                                                Units      %
      -----------                                              ---------- -----
      Simon Family............................................ 34,584,455  52.8%
      DeBartolo Family........................................ 22,222,599  34.0
      Executive Management(5).................................    153,498   0.2
      Other Limited Partners..................................  8,481,599  13.0
                                                               ---------- -----
                                                               65,442,151 100.0%
                                                               ========== =====

                    OWNERSHIP OF SIMON PROPERTY GROUP, L.P.

      Simon Property Group, Inc.                                            %
        Public Shareholders..............................................  70.1%
        Simon Family.....................................................   1.8
        DeBartolo Family.................................................   0.0
        Executive Management(5)..........................................   0.5
                                                                          -----
          Subtotal.......................................................  72.4%
                                                                          =====
      Limited Partners
        Simon Family.....................................................  14.6%
        DeBartolo Family.................................................   9.3
        Executive Management(5)..........................................   0.1
        Other Limited Partners...........................................   3.6
                                                                          -----
          Subtotal.......................................................  27.6
                                                                          -----
            Total........................................................ 100.0%
                                                                          =====

--------
(1) Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.
(2) General partner of Simon Property Group, L.P.
(3) Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interest in shares of stock of SPG Realty Consultants, Inc.
(4) The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 1,670,944. This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.
(5) Executive management excludes Simon family members.

                             SIMON PROPERTY GROUP

                  CHANGES IN COMMON SHARES AND UNIT OWNERSHIP

         For the Period from December 31, 1999 through March 31, 2000

                                                       Operating     Company
                                                      Partnership    Common
                                                       Units(1)     Shares(2)
                                                      -----------  -----------
Number Outstanding at December 31, 1999.............. 65,444,680   173,165,255
Restricted Stock Awards (Stock Incentive Program),
 Net.................................................         --       453,500
Conversion of Series B Preferred Stock into Common
 Stock...............................................         --        36,913
Conversion of Units into Cash........................     (2,529)           --
Number Outstanding at March 31, 2000................. 65,442,151   173,655,668

         Total Common Shares and Units Outstanding at March 31, 2000:
                                239,097,819(2)

Details for Diluted FFO Calculation:
Company Common Shares Outstanding at March 31, 2000............... 173,655,668
Number of Common Shares Issuable Assuming Conversion of:
  Series A Preferred 6.5% Convertible.............................   2,024,051
  Series B Preferred 6.5% Convertible.............................  12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock
 Options..........................................................      54,136
Diluted Common Shares Outstanding at March 31, 2000............... 188,224,628

     Fully Diluted Common Shares and Units Outstanding at March 31, 2000:
                                  253,666,779
--------
(1) Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.
(2) Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

                             SIMON PROPERTY GROUP

                       PREFERRED STOCK/UNITS OUTSTANDING

                             As of March 31, 2000
                                 ($ in 000's)

                                                          Number of   Liquidation          Ticker
            Issuer                   Description         Shares/Units Preference     $     Symbol
            ------                   -----------         ------------ ----------- -------- ------
Preferred Shares: Convertible
 Simon Property Group, Inc... Series A Preferred             53,271     $1,000    $ 53,271    N/A
                              6.5% Convertible(1)
 Simon Property Group, Inc... Series B Preferred          4,830,057     $  100    $483,006 SPGPrB
                              6.5% Convertible(2)

Perpetual
 SPG Properties, Inc......... Series B Preferred          8,000,000     $   25    $200,000 SGVPrB
                              8 3/4% Perpetual(3)
 SPG Properties, Inc......... Series C Preferred          3,000,000     $   50    $150,000    N/A
                              7.89% Perpetual(4)
 Simon Property Group, Inc... Series E Preferred 8%       1,000,000     $   25    $ 25,000    N/A
                              Cumulative Redeemable(5)

Preferred Units:
 Simon Property Group, L.P... Series C 7%                 2,584,227     $   28    $ 72,358    N/A
                              Cumulative Convertible
                              Preferred(6)
 Simon Property Group, L.P... Series D 8%                 2,584,227     $   30    $ 77,527    N/A
                              Cumulative Redeemable
                              Preferred(7)

--------
(1) Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.
(2) Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2000, was $69.25 per share.
   The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.
(3) SPG Properties, Inc. may redeem the stock on or after September 29, 2006. The shares are not convertible into any other securities of SPG Properties, Inc. or the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2000, was $19.8125 per share.
(4) The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%.
(5) Issued in connection with the Mall of America acquisition. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004. On or after August 27, 2004, the Corporation may redeem the shares, in whole or in part, for cash at the Liquidation Preference plus accrued and unpaid dividend, if any.
(6) Issued in connection with the New England Development Acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.
(7) Issued in connection with the New England Development Acquisition. Each unit/share is not redeemable prior to August 27, 2009.

                             SIMON PROPERTY GROUP

           RECONCILIATION OF INCOME TO FUNDS FROM OPERATIONS ("FFO")

                             As of March 31, 2000
                 (Amounts in thousands, except per share data)

                                                         Three Months Ended
                                                              March 31,
                                                         --------------------
                                                           2000       1999
                                                         ---------  ---------
Income Before Extraordinary Items and Cumulative Effect
 of Accounting Change................................... $  71,136  $  67,388
Plus: Depreciation and Amortization from Combined
 Consolidated Properties................................    98,236     89,537
Plus: Simon's Share of Depreciation and Amortization
 from Unconsolidated Entities...........................    28,801     20,530
Less: Gain on Sale of Real Estate.......................    (7,096)        --
Less: Minority Interest Portion of Depreciation,
 Amortization and Extraordinary Items...................    (1,480)    (1,795)
Less: Preferred Distributions (including those of
 subsidiary)............................................   (19,372)   (17,705)
FFO of the Simon Portfolio.............................. $ 170,225  $ 157,955
                                                         ---------  ---------
  Percent Increase......................................       7.8%        (1)
FFO of the Simon Portfolio.............................. $ 170,225  $ 157,955
Basic FFO per Paired Share:
Basic FFO Allocable to the Company...................... $ 123,506  $ 114,260
Basic Weighted Average Paired Shares Outstanding........   173,223    168,987
Basic FFO per Paired Share.............................. $    0.71  $    0.68
                                                         ---------  ---------
  Percent Increase......................................       4.4%        (1)
Diluted FFO per Paired Share:
Diluted FFO Allocable to the Company.................... $ 132,667  $ 125,212
Diluted Weighted Average Number of Equivalent Paired
 Shares.................................................   187,807    187,494
Diluted FFO per Paired Share............................ $    0.71  $    0.67
                                                         ---------  ---------
  Percent Increase......................................       6.0%        (1)

--------
(1) On January 1, 2000, the Company adopted Staff Accounting Bulletin 101 ("SAB 101"), which addresses certain revenue recognition policies, including the accounting for overage rent by a landlord. If the Company's 1999 results were restated to reflect the adoption of SAB 101, 1999 FFO would be reduced and comparable growth from 1999 to 2000 would be as follows:

                                                                     Comparable
                                               Impact to    Adjusted   Growth
                                              1999 Amounts    1999   from 1999
                                             due to SAB 101 Amounts   to 2000
                                             -------------- -------- ----------
FFO of the Simon Portfolio..................    $(5,038)    $152,917    11.3%
Basic FFO Allocable to the Company..........    $(3,628)    $110,632    11.6%
Basic FFO per Paired Share..................    $ (0.03)    $   0.65     9.2%
Diluted FFO Allocable to the Company........    $(3,734)    $121,478     9.2%
Diluted FFO per Paired Share................    $ (0.02)    $   0.65     9.2%

                             SIMON PROPERTY GROUP

                        SELECTED FINANCIAL INFORMATION

                             As of March 31, 2000
                        (In thousands, except as noted)

                                                As of or for the
                                               Three Months Ended
                                                    March 31,
                                               --------------------    %
                                                 2000       1999     Change
                                               ---------  ---------  ------
Financial Highlights of the Company
Total Revenue--Consolidated Properties........ $ 477,851  $ 446,093    7.1%
Total EBITDA of Simon Portfolio............... $ 484,785  $ 414,676   16.9%
EBITDA After Minority Interest................ $ 375,224  $ 333,427   12.5%
Net Income Available to Common Shareholders... $  28,243  $  34,954  (19.2)%
Basic Net Income per Common Share............. $    0.16  $    0.21  (23.8)%
Diluted Net Income per Common Share........... $    0.16  $    0.21  (23.8)%
FFO of the Simon Portfolio.................... $ 170,225  $ 157,955    7.8%(5)
Basic FFO Allocable to the Company............ $ 123,506  $ 114,260    8.1%(5)
Diluted FFO Allocable to the Company.......... $ 132,667  $ 125,212    6.0%(5)
Basic FFO per Common Share.................... $    0.71  $    0.68    4.4%(5)
Diluted FFO per Common Share.................. $    0.71  $    0.67    6.0%(5)
Distributions per Common Share................ $  0.5050  $  0.5050    0.0%
Operational Statistics
Occupancy at End of Period:
  Regional Malls(1)...........................      89.5%      88.6%   0.9%
  Community Shopping Centers(2)...............      88.6%      91.1%  (2.5)%
Average Base Rent per Square Foot:
  Regional Malls(1)........................... $   27.52  $   25.95    6.1%
  Community Shopping Centers(2)............... $    8.59  $    7.78   10.4%
Regional Malls:
  Total Tenant Sales Volume, in
   millions(3)(4)............................. $   3,422  $   2,890   18.4%
  Comparable Sales per Square Foot(4)......... $     385  $     360    6.9%
  Total Sales per Square Foot(4).............. $     370  $     347    6.6%
Number of U.S. Properties Open at End of
 Period.......................................       257        243    5.8%
Total U.S. GLA at End of Period, in millions
 of square feet...............................     184.2      167.0   10.3%

--------
(1)  Includes mall and freestanding stores.
(2)  Includes all Owned GLA.
(3)  Represents only those tenants who report sales.
(4) Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.
(5)  See footnote 1 on page 9 for comparable growth rates.

                              SIMON PROPERTY GROUP

                         SELECTED FINANCIAL INFORMATION

                              As of March 31, 2000
                        (In thousands, except as noted)

                                                         March 31,   March 31,
                                                           2000        1999
                                                        ----------- -----------
Equity Information
Limited Partner Units Outstanding at End of Period....       65,442      64,060
Common Shares Outstanding at End of Period............      173,656     109,695
                                                        ----------- -----------
Total Common Shares and Units Outstanding at End of
 Period...............................................      239,098     173,755
                                                        =========== ===========
Basic Weighted Average Paired Shares Outstanding......      173,223     168,987
Diluted Weighted Average Number of Equivalent Paired
 Shares(1)............................................      187,807     187,494
                                                         March 31,   December
                                                           2000      31, 1999
                                                        ----------- -----------
Debt Information
Consolidated Debt.....................................  $ 8,845,111 $ 8,768,951
Simon Group's Share of Joint Venture Debt.............  $ 1,874,281 $ 1,886,360
Debt-to-Market Capitalization
Common Stock Price at End of Period...................  $   23.3125 $   22.9375
Equity Market Capitalization(2).......................  $ 6,459,643 $ 6,320,891
Total Consolidated Capitalization.....................  $15,304,754 $15,089,842
Total Capitalization--Including Simon Group's Share of
 JV Debt..............................................  $17,179,035 $16,976,202

--------
(1)  Diluted for purposes of computing FFO per share.
(2) Market value of Common Stock, Units and all issues of Preferred Stock of SPG and SPG Properties, Inc.

                              SIMON PROPERTY GROUP

                      PORTFOLIO GLA, OCCUPANCY & RENT DATA

                              As of March 31, 2000

                                                              % of     Avg.
                                                             Owned  Annualized
                                                              GLA   Base Rent
                                                      % of   Which  Per Leased
                              GLA--Sq.   Total Owned Owned     is   Sq. Ft. of
Type of Property                 Ft.         GLA      GLA    Leased Owned GLA
----------------             ----------- ----------- ------  ------ ----------
Regional Malls
Anchor......................  96,704,064  30,507,972   27.6%  97.4%   $ 3.78
Mall Store..................  55,986,124  55,938,227   50.5%  89.3%   $28.20
Freestanding................   3,663,985   1,916,662    1.7%  95.5%   $ 9.23
                             ----------- ----------- ------
  Subtotal..................  59,650,109  57,854,889   52.2%  89.5%   $27.52
    Regional Mall Total..... 156,354,173  88,362,861   79.8%  92.2%   $18.94
Community Shopping Centers
Anchor......................  13,435,973   8,676,534    7.8%  92.6%   $ 6.96
Mall Store..................   5,030,083   4,944,325    4.5%  80.9%    12.00
Freestanding................     989,589     479,372     .4%  95.2%     7.46
                             ----------- ----------- ------
  Community Ctr. Total......  19,455,645  14,100,231   12.7%  88.6%   $ 8.59
Office Portion of Mixed-Use
 Properties.................   2,789,507   2,789,507    2.5%  91.1%   $19.57
Value-Oriented Super-
 Regional Malls.............   5,430,888   5,305,888    4.8%  93.1%   $16.18
Other.......................     199,110     194,310    0.2%
GRAND TOTAL................. 184,229,323 110,752,797 100.00%

                               Occupancy History

                      Regional      Community
            As of     Malls(1) Shopping Centers(2)
            -----     -------- -------------------
            3/31/00     89.5%         88.6%
            3/31/99     88.6%         91.1%
            12/31/99    90.6%         88.6%
            12/31/98    90.0%         91.4%
            12/31/97    87.3%         91.3%
            12/31/96    84.7%         91.6%

--------
(1)  Includes mall and freestanding stores.
(2)  Includes all Owned GLA.

                             SIMON PROPERTY GROUP

                               RENT INFORMATION

                             As of March 31, 2000

Average Base Rent

                                                          Community
                    Mall & Freestanding                   Shopping
      As of       Stores at Regional Malls    % Change     Centers   % Change
      -----       ------------------------    --------    ---------  --------
3/31/00..........          $27.52                 6.1%      $8.59      10.4%
3/31/99..........           25.95                  --        7.78        --

12/31/99.........          $27.33                 6.3%      $8.36       8.9%
12/31/98.........           25.70                 8.7        7.68       3.2
12/31/97.........           23.65                14.4        7.44      (2.7)
12/31/96.........           20.68                 7.8        7.65       4.9

Rental Rates

                               Base Rent(1)                 Amount of Change
                  --------------------------------------- --------------------
                       Store Openings      Store Closings
      Year             During Period       During Period   Dollar   Percentage
      ----             --------------      -------------- --------- ----------
Regional Malls:
2000 (YTD).......          $30.77              $28.77       $2.00       7.0%(2)
1999.............           31.25               24.55        6.70      27.3
1998.............           27.33               23.63        3.70      15.7
1997.............           29.66               21.26        8.40      39.5
1996.............           23.59               18.73        4.86      25.9

Community Shopping Centers:

2000 (YTD).......          $14.43              $10.16       $4.27      42.0%
1999.............           10.26                7.44        2.82      37.9
1998.............           10.43               10.95       (0.52)     (4.7)
1997.............            8.63                9.44       (0.81)     (8.6)
1996.............            8.18                6.16        2.02      32.8

--------
(1) Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.
(2) Excluding four large-space tenants which opened first quarter 2000, the average initial base rent for new mall stores opened was $33.81 per square foot, for a re-leasing spread of $5.04, or a 17.5% increase.

                              SIMON PROPERTY GROUP

                              LEASE EXPIRATIONS(1)

                              As of March 31, 2000

                                                                Avg. Base Rent
                                        Number of      Square   per Square Foot
               Year                  Leases Expiring    Feet      at 3/31/00
               ----                  --------------- ---------- ---------------
Regional Malls--Mall & Freestanding
 Stores
  2000 (4/1--12/31)................         992       1,331,703      29.64
  2001.............................       1,663       3,630,253      26.19
  2002.............................       1,648       3,504,567      27.91
  2003.............................       1,889       4,433,094      29.20
  2004.............................       1,736       4,706,694      28.75
  2005.............................       1,560       4,952,282      27.40
  2006.............................       1,492       4,150,193      29.83
  2007.............................       1,411       4,111,608      31.56
  2008.............................       1,289       4,524,373      29.29
  2009.............................       1,396       4,576,665      28.06
                                         ------      ----------
    TOTALS.........................      15,076      39,921,432     $28.76
Regional Malls--Anchor Tenants
  2000 (4/1--12/31)................           7         966,268       2.00
  2001.............................          13       1,619,317       1.90
  2002.............................          16       1,948,271       1.77
  2003.............................          18       2,156,140       2.29
  2004.............................          24       2,388,197       3.39
  2005.............................          17       2,143,130       2.46
  2006.............................          16       1,956,390       3.33
  2007.............................           7         816,448       1.82
  2008.............................          13       1,350,173       4.90
  2009.............................          16       1,986,791       2.82
                                         ------      ----------
    TOTALS.........................         147      17,331,125     $ 2.71
Community Centers--Mall Stores &
 Freestanding Stores
  2000 (4/1--12/31)................         141         273,049      11.65
  2001.............................         201         568,458      11.94
  2002.............................         178         581,075      11.56
  2003.............................         151         589,528      11.35
  2004.............................         132         538,017      11.92
  2005.............................         108         512,659      12.18
  2006.............................          25         279,749       7.80
  2007.............................          20         168,942      11.39
  2008.............................          18         131,323      12.20
  2009.............................          15          89,718      16.02
                                         ------      ----------
    TOTALS.........................         989       3,732,518     $11.57

--------
     (1) Does not consider the impact of options that may be contained in leases.

                              SIMON PROPERTY GROUP

                              LEASE EXPIRATIONS(1)

                              As of March 31, 2000

                                                                Avg. Base Rent
                                         Number of     Square   per Square Foot
                Year                  Leases Expiring   Feet      at 3/31/00
                ----                  --------------- --------- ---------------
Community Centers--Anchor Tenants
  2000 (4/1--12/31)..................         3         100,529       6.94
  2001...............................        13         537,403       4.02
  2002...............................         9         334,458       5.74
  2003...............................        13         567,872       4.96
  2004...............................        14         552,222       4.20
  2005...............................        14         642,128       6.15
  2006...............................         9         511,812       5.62
  2007...............................        11         466,173       6.24
  2008...............................        10         399,235       7.91
  2009...............................        16         703,913       6.75
                                            ---       ---------
    TOTALS...........................       112       4,815,745      $5.74

--------
     (1) Does not consider the impact of options that may be contained in leases.

                              SIMON PROPERTY GROUP

         SPG'S SHARE OF TOTAL DEBT AMORTIZATION AND MATURITIES BY YEAR

                              As of March 31, 2000
                                 (In thousands)

                             SPG's Share  SPG's Share  SPG's Share of
                              of Secured  of Unsecured Unconsolidated SPG's Share
                             Consolidated Consolidated Joint Venture   of Total
Year                             Debt         Debt      Secured Debt     Debt
----                         ------------ ------------ -------------- -----------
2000....................   0      46,183      500,000       204,348       750,531
2001....................   1     247,401      450,000       117,521       814,922
2002....................   2     418,460      500,000        88,115     1,006,575
2003....................   3     629,279    1,385,000       324,016     2,338,295
2004....................   4     322,506      700,000       184,303     1,206,810
2005....................   5     110,226      660,000       143,823       914,048
2006....................   6     132,603      250,000       255,615       638,218
2007....................   7     495,129      180,000       111,842       786,971
2008....................   8      43,761      200,000       294,147       537,908
2009....................   9     330,385      450,000        39,324       819,709
Thereafter..............         109,398      525,000       100,000       734,398
                              ----------   ----------    ----------   -----------
Subtotal Face Amounts...      $2,885,332   $5,800,000    $1,863,054   $10,548,386
                              ----------   ----------    ----------   -----------
Premiums and Discounts
 on Indebtedness, Net...            (876)       4,658        11,226        15,008
                              ----------   ----------    ----------   -----------
SPG's Share of Total
 Indebtedness...........      $2,884,455   $5,804,658    $1,874,281   $10,563,394
                              ==========   ==========    ==========   ===========

                             SIMON PROPERTY GROUP

                            Summary of Indebtedness
                             As of March 31, 2000
                                (In thousands)

                                           SPG's                   Weighted Avg.
                              Total       Share of   Weighted Avg.   Years to
                           Indebtedness Indebtedness Interest Rate   Maturity
                           ------------ ------------ ------------- -------------
Consolidated Indebtedness
 Mortgage Debt
   Fixed Rate(1).........   2,528,865     2,380,197      7.40%          6.2
   Other Hedged Debt.....      51,000        51,000      8.42%          2.7
   Floating Rate Debt....     462,708       454,135      7.42%          3.2
                            ---------    ----------      ----           ---
     Total Mortgage
      Debt...............   3,042,573     2,885,332      7.42%          5.7
 Unsecured Debt
   Fixed Rate............   3,790,000     3,790,000      7.17%          6.9
   Floating Rate Debt....     250,000       250,000      6.93%          2.1
                            ---------    ----------      ----           ---
     Subtotal............   4,040,000     4,040,000      7.15%          6.6
   Acquisition Facility..     950,000       950,000      6.78%          0.7
   Revolving Corporate
    Credit Facility......     670,000       670,000      6.78%          3.4
   Revolving Corporate
    Credit Facility
    (Hedged).............     140,000       140,000      6.78%          3.4
                            ---------    ----------      ----           ---
     Total Unsecured
      Debt...............   5,800,000     5,800,000      7.04%          5.2
 Adjustment to Fair
  Market Value--Fixed
  Rate...................       1,753         2,996       N/A           N/A
 Adjustment to Fair
  Market Value--Variable
  Rate...................         785           786       N/A           N/A
                            ---------    ----------      ----           ---
Consolidated Mortgages
 and Other Indebtedness..   8,845,111     8,689,113      7.17%          5.3
                            =========    ==========      ====           ===
Joint Venture Mortgage
 Indebtedness
   Fixed Rate............   3,046,991     1,342,527      7.65%          6.0
   Other Hedged Debt.....     743,216       237,070      6.99%          3.2
   Floating Rate Debt....     691,549       283,458      7.45%          2.1
                            ---------    ----------      ----           ---
     Subtotal............   4,481,756     1,863,054      7.54%          5.0
 Adjustment to Fair
  Market Value--Fixed
  Rate...................      20,622        11,226       N/A           N/A
                            ---------    ----------      ----           ---
Joint Venture Mortgages
 and Other Indebtedness..   4,502,378     1,874,281      7.54%          5.0
                            =========    ==========      ====           ===
SPG's Share of Total
 Indebtedness............                10,563,394      7.23%          5.3
                                         ==========      ====           ===

--------
(1) Includes $185,000 of variable rate debt, of which $148,969 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
Consolidated
 Indebtedness
Fixed Rate Mortgage
 Debt:
  Windsor Park Mall--1..   6/1/00   8.00%      5,671        5,671
  Trolley Square--1.....  7/23/00   5.81%     19,000       17,100
  Other.................   4/1/00   9.75%          6            6
                                             -------      -------
    Subtotal 2000.......                      24,677       22,777        6.36%

  Biltmore Square.......   1/1/01   7.15%     25,525       17,025
  Chesapeake Square.....   1/1/01   7.28%     46,367       34,775
  Port Charlotte Town
   Center--1............   1/1/01   7.28%     51,934       41,547
  Great Lakes Mall--1...   3/1/01   6.74%     52,632       52,632
  Great Lakes Mall--2...   3/1/01   7.07%      8,489        8,489
  Orland Square.........   9/1/01   7.74%     50,000       50,000
  Other................. 11/30/01   8.50%          1            1
                                             -------      -------
    Subtotal 2001.......                     234,948      204,470        7.23%

  Lima Mall--1..........   3/1/02   7.12%     14,180       14,180
  Lima Mall--2..........   3/1/02   7.12%      4,723        4,723
  Columbia Center.......  3/15/02   7.62%     42,326       42,326
  Northgate Shopping
   Center...............  3/15/02   7.62%     79,035       79,035
  Tacoma Mall...........  3/15/02   7.62%     92,474       92,474
  River Oaks Center.....   6/1/02   8.67%     32,500       32,500
  North Riverside Park
   Plaza--1.............   9/1/02   9.38%      3,748        3,748
  North Riverside Park
   Plaza--2.............   9/1/02  10.00%      3,599        3,599
  Palm Beach Mall....... 12/15/02   7.50%     49,142       49,142
  Other.................  5/31/02   6.80%        567          567
  Other.................  12/1/02   8.00%        819          819
                                             -------      -------
    Subtotal 2002.......                     323,113      323,113        7.72%

  Principal Mutual
   Mortgages--Pool
   1(1).................  3/15/03   6.79%    103,239      103,239
  Principal Mutual
   Mortgages--Pool
   2(2).................  3/15/03   6.77%    137,645      137,645
  Century III Mall......   7/1/03   6.78%     66,000       66,000
  Miami International
   Mall................. 12/21/03   6.91%     45,773       27,464
                                             -------      -------
    Subtotal 2003.......                     352,657      334,348        6.79%
  Battlefield Mall--1...   1/1/04   7.50%     47,309       47,309
  Battlefield Mall--2...   1/1/04   6.81%     44,441       44,441
  Forum Phase I--Class
   A-2..................  5/15/04   6.19%     44,386       26,632
  Forum Phase II--Class
   A-2..................  5/15/04   6.19%     40,614       22,338
  Forum Phase I--Class
   A-1..................  5/15/04   7.13%     46,996       28,198
  Forum Phase II--Class
   A-1..................  5/15/04   7.13%     43,004       23,652
                                             -------      -------
    Subtotal 2004.......                     266,750      192,569        6.91%

  Tippecanoe Mall--
   1(3).................   1/1/05   8.45%     45,283       45,283
  Tippecanoe Mall--
   2(3).................   1/1/05   6.81%     15,801       15,801
  Melbourne Square......   2/1/05   7.42%     38,746       38,746
  Cielo Vista Mall--2...  11/1/05   8.13%      1,676        1,676
                                             -------      -------
    Subtotal 2005.......                     101,506      101,506        7.80%


                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
  Treasure Coast
   Square--1............   1/1/06   7.42%     52,220       52,220
  Treasure Coast
   Square--2............   1/1/06   8.06%     11,968       11,968
  Gulf View Square......  10/1/06   8.25%     36,914       36,914
  Paddock Mall..........  10/1/06   8.25%     29,359       29,359
                                             -------      -------
    Subtotal 2006.......                     130,461      130,461        7.90%
  Lakeline Mall.........   5/1/07   7.65%     71,984       71,984
  Cielo Vista Mall--
   1(4).................   5/1/07   9.38%     54,321       54,321
  Cielo Vista Mall--
   3(4).................   5/1/07   6.76%     38,477       38,477
  McCain Mall--1(4).....   5/1/07   9.38%     25,365       25,365
  McCain Mall--2(4).....   5/1/07   6.76%     17,759       17,759
  Valle Vista Mall--
   1(4).................   5/1/07   9.38%     33,595       33,595
  Valle Vista Mall--
   2(4).................   5/1/07   6.81%      7,894        7,894
  University Park Mall..  10/1/07   7.43%     59,500       35,700
  CMBS Loan--Variable
   Component(5)......... 12/15/07   6.16%     50,000       50,000
  CMBS Loan--Fixed
   Component............ 12/15/07   7.31%    175,000      175,000
                                             -------      -------
    Subtotal 2007.......                     533,895      510,095        7.64%
  Arsenal Mall--1.......  9/28/08   6.75%     34,538       34,538
                                             -------      -------
    Subtotal 2008.......                      34,538       34,538        6.75%
  College Mall--1(3)....   1/1/09   7.00%     41,347       41,347
  College Mall--2(3)....   1/1/09   6.76%     11,850       11,850
  Greenwood Park Mall--
   1(3).................   1/1/09   7.00%     34,629       34,629
  Greenwood Park Mall--
   2(3).................   1/1/09   6.76%     61,227       61,227
  Towne East Square--
   1(3).................   1/1/09   7.00%     54,667       54,667
  Towne East Square--
   2(3).................   1/1/09   6.81%     24,690       24,690
  Bloomingdale Court....  10/1/09   7.78%     29,815       29,815
  Forest Plaza..........  10/1/09   7.78%     16,353       16,353
  Lake View Plaza.......  10/1/09   7.78%     21,738       21,738
  Lakeline Plaza........  10/1/09   7.78%     23,832       23,832
  Lincoln Crossing......  10/1/09   7.78%      3,291        3,291
  Matteson Plaza........  10/1/09   7.78%      9,573        9,573
  Muncie Plaza..........  10/1/09   7.78%      8,276        8,276
  Regency Plaza.........  10/1/09   7.78%      4,487        4,487
  St. Charles Towne
   Plaza................  10/1/09   7.78%     28,718       28,718
  West Ridge Plaza......  10/1/09   7.78%      5,784        5,784
  White Oaks Plaza......  10/1/09   7.78%     17,650       17,650
                                             -------      -------
    Subtotal 2009.......                     397,927      397,927        7.28%
  Windsor Park Mall--2..   5/1/12   8.00%      8,720        8,720
                                             -------      -------
    Subtotal 2012.......                       8,720        8,720        8.00%
  Chesapeake Center.....  5/15/15   8.44%      6,563        6,563
  Grove at Lakeland
   Square, The..........  5/15/15   8.44%      3,750        3,750
  Terrace at Florida
   Mall, The............  5/15/15   8.44%      4,688        4,688
                                             -------      -------
    Subtotal 2015.......                      15,001       15,001        8.44%

                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
  Arsenal Mall--2.......  5/15/16   8.20%       2,243        2,243
                                            ---------    ---------
    Subtotal 2016.......                        2,243        2,243       8.20%

  Sunland Park Mall.....   1/1/26   8.63%      39,024       39,024
                                            ---------    ---------
    Subtotal 2026.......                       39,024       39,024       8.63%

  Keystone at the
   Crossing.............   7/1/27   7.85%      63,405       63,405
                                            ---------    ---------
    Subtotal 2027.......                       63,405       63,405       7.85%
                                            ---------    ---------       ----
    Total Consolidated
     Fixed Rate Mortgage
     Debt...............                    2,528,865    2,380,197       7.40%
                                            =========    =========       ====
Variable Rate Mortgage
 Debt:
  Trolley Square........  7/23/00   7.63%       8,141        7,327
                                            ---------    ---------
    Subtotal 2000.......                        8,141        7,327       7.63%

  Crystal River.........   1/1/01   9.13%      15,292       15,292
  White Oaks Mall.......   3/1/01   7.66%      16,500        9,062
                                            ---------    ---------
    Subtotal 2001.......                       31,792       24,354       8.59%

  Highland Lakes
   Center...............   3/1/02   7.63%      14,377       14,377
  Eastgate Consumer
   Mall(6)..............  3/30/02   7.13%      22,929       22,929
  Mainland Crossing.....  3/31/02   7.63%       1,603        1,282
  Randall Park Mall--
   1(6)................. 12/11/02   8.23%      35,000       35,000
  Randall Park Mall--
   2(6)................. 12/11/02  11.13%       5,000        5,000
                                            ---------    ---------
    Subtotal 2002.......                       78,909       78,588       7.98%

  Jefferson Valley
   Mall(6)..............  1/11/03   7.38%      60,000       60,000
  Raleigh Springs Mall..  2/23/03   7.78%      11,000       11,000
  Richmond Towne
   Square(6)............  7/15/03   7.13%      49,766       49,766
  Shops @ Mission
   Viejo(6).............  8/31/03   7.18%     122,480      122,480
  Arboretum(6).......... 11/30/03   7.63%      34,000       34,000
                                            ---------    ---------
    Subtotal 2003.......                      277,246      277,246       7.30%
  North East Mall(6)....  5/20/04   7.51%      84,330       84,330
  Waterford Lakes(6)....  8/15/04   7.53%      33,290       33,290
                                            ---------    ---------
    Subtotal 2004.......                      117,620      117,620       7.51%
                                            ---------    ---------
    Total Variable Rate
     Mortgage Debt......                      513,708      505,135       7.52%
                                            =========    =========       ====
    Total Consolidated
     Mortgage Debt......                                 2,885,332       7.42%
                                                         =========       ====

                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
Fixed Rate Unsecured
 Debt:
  Unsecured Notes--CPI
   1....................  3/15/02   9.00%     250,000      250,000
                                            ---------    ---------
    Subtotal 2002.......                      250,000      250,000       9.00%
  Unsecured Notes--CPI
   2....................   4/1/03   7.05%     100,000      100,000
  SPG, LP (Bonds).......  6/15/03   6.63%     375,000      375,000
  SPG, LP (PATS)........ 11/15/03   6.75%     100,000      100,000
                                            ---------    ---------
    Subtotal 2003.......                      575,000      575,000       6.72%
  SCA (Bonds)...........  1/15/04   6.75%     150,000      150,000
  SPG, LP (Bonds).......   2/9/04   6.75%     300,000      300,000
  SPG, LP (Bonds).......  7/15/04   6.75%     100,000      100,000
  Unsecured Notes--CPI
   3....................  8/15/04   7.75%     150,000      150,000
                                            ---------    ---------
    Subtotal 2004.......                      700,000      700,000       6.96%
  SCA (Bonds)...........  5/15/05   7.63%     110,000      110,000
  SPG, LP (Bonds).......  6/15/05   6.75%     300,000      300,000
  SPG, LP (MTN).........  6/24/05   7.13%     100,000      100,000
  SPG, LP (Bonds)....... 10/27/05   6.88%     150,000      150,000
                                            ---------    ---------
    Subtotal 2005.......                      660,000      660,000       6.98%
  SPG, LP (Bonds)....... 11/15/06   6.88%     250,000      250,000
                                            ---------    ---------
    Subtotal 2006.......                      250,000      250,000       6.88%
  SPG, LP (MTN).........  9/20/07   7.13%     180,000      180,000
                                            ---------    ---------
    Subtotal 2007.......                      180,000      180,000       7.13%
  SPG, LP (MOPPRS)......  6/15/08   7.00%     200,000      200,000
                                            ---------    ---------
    Subtotal 2008.......                      200,000      200,000       7.00%
  SPG, LP (Bonds).......   2/9/09   7.13%     300,000      300,000
  SPG, LP (Bonds).......  7/15/09   7.00%     150,000      150,000
                                            ---------    ---------
    Subtotal 2009.......                      450,000      450,000       7.08%
  Unsecured Notes--CPI
   4....................   9/1/13   7.18%      75,000       75,000
                                            ---------    ---------
    Subtotal 2013.......                       75,000       75,000       7.18%
  Unsecured Notes--CPI
   5....................  3/15/16   7.88%     250,000      250,000
                                            ---------    ---------
    Subtotal 2016.......                      250,000      250,000       7.88%
  SPG, LP (Bonds).......  6/15/18   7.38%     200,000      200,000
                                            ---------    ---------
    Subtotal 2018.......                      200,000      200,000       7.38%
                                            ---------    ---------
    Total Unsecured
     Fixed Rate Debt....                    3,790,000    3,790,000       7.17%
                                            =========    =========

                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
Variable Rate Unsecured
 Debt:
  Acquisition Facility--
   3.................... 9/24/00    6.78%     500,000      500,000
                                            ---------    ---------
    Subtotal 2000.......                      500,000      500,000       6.78%
  Acquisition Facility--
   2.................... 3/24/01    6.78%     450,000      450,000
                                            ---------    ---------
    Subtotal 2001.......                      450,000      450,000       6.78%
  SPG, L.P. Unsecured
   Loan--1(6)........... 2/28/02    6.93%     150,000      150,000
  SPG, L.P. Unsecured
   Loan--2(6)...........  9/3/02    6.93%     100,000      100,000
                                            ---------    ---------
    Subtotal 2002.......                      250,000      250,000       6.93%
  Corporate Revolving
   Credit Facility(6)... 8/25/03    6.78%     810,000      810,000
                                            ---------    ---------
    Subtotal 2003.......                      810,000      810,000       6.78%
                                            ---------    ---------
    Total Unsecured
     Variable Rate
     Debt...............                    2,010,000    2,010,000       6.80%
                                            =========    =========
    Total Unsecured
     Debt...............                                 5,800,000       7.04%
                                                         =========
  Net Premium on Fixed-
   Rate Indebtedness....                        1,753        2,996        N/A
  Net Premium on
   Variable-Rate
   Indebtedness.........                          785          786        N/A
    Total Consolidated
     Debt...............                                 8,689,113       7.17%
Joint Venture
 Indebtedness
Fixed Rate Mortgage
 Debt:
  Emerald Square
   Mall(7)..............  4/1/00    9.16%     157,500       77,392
  Coral Square.......... 12/1/00    7.40%      53,300       26,650
                                            ---------    ---------
    Subtotal 2000.......                      210,800      104,042       8.71%
  Atrium at Chestnut
   Hill--1..............  4/1/01    7.29%      42,669       20,966
  Atrium at Chestnut
   Hill--2..............  4/1/01    8.16%      11,682        5,740
  Highland Mall--2...... 10/1/01    8.50%         172           86
  Highland Mall--3...... 11/1/01    9.50%       1,669          835
  Square One............ 12/1/01    8.40%     105,511       51,845
                                            ---------    ---------
    Subtotal 2001.......                      161,703       79,473       8.10%
  Crystal Mall..........  2/1/03    8.66%      48,953       36,504
  Avenues, The.......... 5/15/03    8.36%      56,745       14,186
                                            ---------    ---------
    Subtotal 2003.......                      105,698       50,690       8.58%
  Solomon Pond..........  2/1/04    7.83%      95,992       47,168
  Northshore Mall....... 5/14/04    9.05%     161,000       79,111
  Indian River Commons.. 11/1/04    7.58%       8,399        4,200
  Indian River Mall..... 11/1/04    7.58%      46,602       23,301
                                            ---------    ---------
    Subtotal 2004.......                      311,993      153,780       8.41%

                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
  Westchester, The--1...   9/1/05   8.74%    150,524       75,262
  Westchester, The--2...   9/1/05   7.20%     53,539       26,770
  Cobblestone Court..... 11/30/05   7.22%      6,180        2,163
  Crystal Court......... 11/30/05   7.22%      3,570        1,250
  Fairfax Court......... 11/30/05   7.22%     10,320        2,709
  Gaitway Plaza......... 11/30/05   7.22%      7,350        1,715
  Plaza at Buckland
   Hills, The........... 11/30/05   7.22%     17,680        6,055
  Ridgewood Court....... 11/30/05   7.22%      7,980        2,793
  Royal Eagle Plaza..... 11/30/05   7.22%      7,920        2,772
  Village Park Plaza.... 11/30/05   7.22%      8,960        3,136
  West Town Corners..... 11/30/05   7.22%     10,330        2,411
  Westland Park Plaza... 11/30/05   7.22%      4,950        1,155
  Willow Knolls Court... 11/30/05   7.22%      6,490        2,272
  Yards Plaza, The...... 11/30/05   7.22%      8,270        2,895
                                             -------      -------
    Subtotal 2005.......                     304,063      133,357        8.07%
  Seminole Towne
   Center...............   1/1/06   6.88%     70,500       31,725
  CMBS Loan--Fixed
   Component (IBM)(8)...   5/1/06   7.41%    300,000      150,000
  Great Northeast
   Plaza................   6/1/06   9.04%     17,479        8,740
  Smith Haven Mall......   6/1/06   7.86%    115,000       28,750
  Mall of Georgia
   Crossing(6)..........   6/9/06   7.25%     24,077       12,039
  Greendale Mall........  11/1/06   8.23%     41,958       20,617
                                             -------      -------
    Subtotal 2006.......                     569,014      251,870        7.51%
  Town Center at Cobb--
   1....................   4/1/07   7.54%     50,117       25,059
  Town Center at Cobb--
   2....................   4/1/07   7.25%     65,312       32,656
  Gwinnett Place--1.....   4/1/07   7.54%     39,336       19,668
  Gwinnett Place--2.....   4/1/07   7.25%     85,821       42,911
                                             -------      -------
    Subtotal 2007.......                     240,586      120,293        7.36%
  Metrocenter...........  2/28/08   8.45%     30,697       15,349
  Aventura Mall--A......   4/6/08   6.55%    141,000       47,000
  Aventura Mall--B......   4/6/08   6.60%     25,400        8,467
  Aventura Mall--C......   4/6/08   6.89%     33,600       11,200
  West Town Mall........   5/1/08   6.90%     76,000       38,000
  Mall of New
   Hampshire--1.........  10/1/08   6.96%    104,533       51,365
  Mall of New
   Hampshire--2.........  10/1/08   8.53%      8,469        4,161
  Grapevine Mills.......  10/1/08   6.47%    155,000       58,125
  Ontario Mills--5......  11/2/08   6.75%    143,382       35,846
  Source, The...........  11/6/08   6.65%    124,000       31,000
                                             -------      -------
    Subtotal 2008.......                     842,081      300,512        6.82%
  Apple Blossom Mall....  9/10/09   7.99%     40,851       20,073
  Auburn Mall...........  9/10/09   7.99%     47,825       23,500
  Highland Mall--1......  12/1/09   9.75%      7,377        3,689
  Ontario Mills--4...... 12/28/09    n/a       5,000        1,250
                                             -------      -------
    Subtotal 2009.......                     101,053       48,512        7.92%

                              SIMON PROPERTY GROUP

                      SUMMARY OF INDEBTEDNESS BY MATURITY

                              As of March 31, 2000
                                 (In thousands)

                                                           SPG's     Weighted Avg
                         Maturity Interest    Total       Share of     Interest
     Property Name         Date     Rate   Indebtedness Indebtedness Rate by Year
     -------------       -------- -------- ------------ ------------ ------------
  Mall of Georgia.......   7/1/10   7.09%     200,000       100,000
                                            ---------    ----------
    Subtotal 2010.......                      200,000       100,000      7.09%
                                            ---------    ----------
    Total Joint Venture
     Fixed Rate Mortgage
     Debt...............                    3,046,991     1,342,527      7.65%
                                            =========    ==========
Variable Rate Mortgage
 Debt:
  Mall at Rockingham....  8/24/00   7.93%     100,000        24,569
  Dadeland Mall......... 12/10/00   6.83%     140,000        70,000
                                            ---------    ----------
    Subtotal 2000.......                      240,000        94,569      7.12%
  Tower Shops, The......  3/13/01   7.33%      12,900         6,450
  Liberty Tree Mall--1..  10/1/01   7.63%      47,165        23,176
  Liberty Tree Mall--2..  10/1/01  10.29%       8,350         4,103
                                            ---------    ----------
    Subtotal 2001.......                       68,415        33,729      7.90%
  Montreal Forum........  1/31/02   7.00%      11,011         3,923
  Arizona Mills(6)......   2/1/02   7.43%     142,216        37,425
  Shops at Sunset Place,
   The(6)...............  6/30/02   7.38%     107,864        40,449
                                            ---------    ----------
    Subtotal 2002.......                      261,091        81,797      7.39%
  Cape Cod Mall(6)......   4/1/03   7.93%      62,450        30,686
  CMBS Loan--Floating
   Component (IBM)(8)...   5/1/03   6.63%     184,500        92,250
  Mall of America....... 11/19/03   7.00%     312,000        85,800
  Concord Mills(6)......  12/2/03   7.48%     166,419        62,407
                                            ---------    ----------
    Subtotal 2003.......                      725,369       271,143      7.09%
  Circle Centre Mall--
   1(6).................  1/31/04   6.57%      60,000         8,802
  Circle Centre Mall--
   2(6).................  1/31/04   7.63%       7,500         1,100
  Orlando Premium
   Outlets(6)...........  2/12/04   7.63%      35,390        17,695
                                            ---------    ----------
    Subtotal 2004.......                      102,890        27,597      7.29%
  Northfield Square(6)..  3/30/05   8.63%      37,000        11,692
                                            ---------    ----------
    Subtotal 2005.......                       37,000        11,692      8.63%
                                            ---------    ----------      ----
    Total Joint Venture
     Variable Rate
     Debt...............                    1,434,765       520,527      7.24%
                                            =========    ==========      ====
  CMBS Loan--Fixed
   Premium..............                       17,967         9,282
  Net Premium on NED
   Fixed-Rate
   Indebtedness.........                        2,655         1,944
    Total Joint Venture
     Debt...............                                  1,874,281      7.54%
    SPG's Share of Total
     Indebtedness.......                                 10,563,394      7.23%

--------
(1) This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South Park). A weighted average rate is used for these Pool 1 Properties. Includes applicable extensions available at Simon Group's option.
(2) This Principal Mutual Pool 2 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (Eastland, Forest Mall, Golden Ring, Hutchinson, Markland, Midland, and North Towne). A weighted average rate is used for these Pool 2 Properties. Includes applicable extensions available at Simon Group's option.
(3) This TIAA Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these four Properties.
(4) This TIAA Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.
(5) Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16% .
(6)  Includes applicable extensions available at Simon Group's option.
(7)  This mortgage was refinanced through April 1, 2005.
(8) These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties. A weighted average rate is used.

                              SIMON PROPERTY GROUP

     SUMMARY OF VARIABLE RATE DEBT AND INTEREST RATE PROTECTION AGREEMENTS

                              As of March 31, 2000
                                 (In thousands)

                                                          Principal                            Interest
                                                 Maturity  Balance      SPG     SPG's Share of   Rate      Terms of
                  Property Name                    Date    3/31/00  Ownership %  Loan Balance  3/31/00  Variable Rate
                  -------------                  -------- --------- ----------- -------------- -------- --------------
 Consolidated Properties:
 Variable Rate Debt Effectively
  Fixed to Maturity:
  Orland Square.................................   9/1/01    50,000   100.00%        50,000     7.742%  LIBOR + 0.500%
  Forum Phase I--Class A-2......................  5/15/04    44,386    60.00%        26,632     6.190%  LIBOR + 0.300%
  Forum Phase II--Class A-2.....................  5/15/04    40,614    55.00%        22,338     6.190%  LIBOR + 0.300%
  CMBS Loan--Variable Component................. 12/15/07    50,000   100.00%        50,000     6.155%  LIBOR + 0.365%
                                                          ---------               ---------
     Terms of
     Interest
  Rate Protection
     Agreement
-------------------------------
 LIBOR Swapped at
 7.24% through
 maturity.
 Through an
 interest rate
 protection
 agreement,
 effectively
 fixed at an all-
 in-one rate of
 6.19%.
 Through an
 interest rate
 protection
 agreement,
 effectively
 fixed at an all-
 in-one rate of
 6.19%.
 Through an
 interest rate
 protection
 agreement,
 effectively
 fixed at an all-
 in-one rate of
 6.16%.
                                                            185,000                 148,969
                                                          =========               =========
 Other Hedged Debt:
  Randall Park Mall--1.......................... 12/11/02    35,000   100.00%        35,000     8.233%  LIBOR + 2.100%
  Randall Park Mall--2.......................... 12/11/02     5,000   100.00%         5,000    11.133%  LIBOR + 5.000%
  Raleigh Springs Mall..........................  2/23/03    11,000   100.00%        11,000     7.783%  LIBOR + 1.650%
 LIBORUCappednatsecured Revolving Credit                      8/25/03   140,000   100.00%       140,000     6.783%  LIBOR + 0.650%
 a rateFofa7.40%cility--(1.25B-capped).....................          ---------               ---------
 through
 maturity.
 LIBOR Capped at
 a rate of 7.40%
 through
 maturity.
 LIBOR Capped at
 a rate of 8.35%
 through
 September 10,
 2001.
 Subject to an
 11.53% LIBOR cap
 on $90M and a
 16.77% LIBOR cap
 on $50M.
                                                            191,000                 191,000
                                                          =========               =========
 Floating Rate Debt:
  Trolley Square................................ 11/12/00     8,141   100.00%         7,327     7.958%  LIBOR + 1.825%
  CPI Merger Facility--3 (1.4B).................  9/24/00   500,000   100.00%       500,000     6.783%  LIBOR + 0.650%
  Crystal River.................................   1/1/01    15,292   100.00%        15,292     9.133%  LIBOR + 3.000%
  White Oaks Mall...............................   3/1/01    16,500    54.92%         9,062     7.663%  LIBOR + 1.300%
  CPI Merger Facility--2 (1.4B).................  3/24/01   450,000   100.00%       450,000     6.783%  LIBOR + 0.650%
  SPG, L.P. Unsecured Loan--1...................  2/28/02   150,000   100.00%       150,000     6.933%  LIBOR + 0.800%
  Highland Lakes Center.........................   3/1/02    14,377   100.00%        14,377     7.633%  LIBOR + 1.500%
  Eastgate Consumer Mall........................  3/30/02    22,929   100.00%        22,929     7.133%  LIBOR + 1.000%
  Mainland Crossing.............................  3/31/02     1,603    80.00%         1,282     7.633%  LIBOR + 1.500%
  SPG, L.P. Unsecured Loan--2...................   9/3/02   100,000   100.00%       100,000     6.933%  LIBOR + 0.800%
  Jefferson Valley Mall.........................  1/11/03    60,000   100.00%        60,000     7.383%  LIBOR + 1.250%
  Richmond Towne Square.........................  7/15/03    49,766   100.00%        49,766     7.133%  LIBOR + 1.000%
  Unsecured Revolving Credit Facility--(1.25B)..  8/25/03   670,000   100.00%       670,000     6.783%  LIBOR + 0.650%
  Shops @ Mission Viejo.........................  8/31/03   122,480   100.00%       122,480     7.183%  LIBOR + 1.050%
  Arboretum..................................... 11/30/03    34,000   100.00%        34,000     7.633%  LIBOR + 1.500%
  North East Mall...............................  5/20/04    84,330   100.00%        84,330     7.508%  LIBOR + 1.375%
  Waterford Lakes...............................  8/15/04    33,290   100.00%        33,290     7.533%  LIBOR + 1.400%
                                                          ---------               ---------
                                                          2,332,708               2,324,135
                                                          =========               =========
 90-day LIBOR set
 on February 29,
 2000.

                              SIMON PROPERTY GROUP

     SUMMARY OF VARIABLE RATE DEBT AND INTEREST RATE PROTECTION AGREEMENTS

                              As of March 31, 2000
                                 (In thousands)

                                                                                                                   Terms of
                                                 Principal                            Interest                     Interest
                                        Maturity  Balance      SPG     SPG's Share of   Rate      Terms of      Rate Protection
             Property Name                Date    3/31/00  Ownership %  Loan Balance  3/31/00   Variable Rate      Agreement
             -------------              -------- --------- ----------- -------------- -------- --------------- ----------------
 Joint Venture Properties:
 Other Hedged Debt:
  Arizona Mills........................   2/1/02  142,216    26.32%        37,425      7.433%  LIBOR + 1.300%  LIBOR Capped at
                                                                                                               9.50% through
                                                                                                               maturity.
  CMBS Loan--Floating Component (IBM)..   5/1/03  184,500    50.00%        92,250      6.631%  See Footnote(1) The Operating
                                                                                                               Partnership took
                                                                                                               assignment of an
                                                                                                               interest rate
                                                                                                               protection
                                                                                                               agreement (LIBOR
                                                                                                               cap of 11.67%)
                                                                                                               relating to this
                                                                                                               debt.
  Circle Centre Mall--1................  1/31/04   60,000    14.67%         8,802      6.573%  LIBOR + 0.440%  LIBOR Capped at
                                                                                                               8.81% through
                                                                                                               maturity.
  Circle Centre Mall--2................  1/31/04    7,500    14.67%         1,100      7.633%  LIBOR + 1.500%  LIBOR Capped at
                                                                                                               7.75% through
                                                                                                               maturity.
  Mall of America...................... 11/19/03  312,000    27.50%        85,800      7.003%  LIBOR + .870%   LIBOR Capped at
                                                                                                               8.13% through
                                                                                                               April 30, 2000.
  Northfield Square....................  3/30/05   37,000    31.60%        11,692      8.633%  LIBOR + 2.500%  LIBOR Capped at
                                                  -------                 -------                              8.13% through
                                                                                                               April 30, 2000.
                                                  743,216                 237,070
                                                  =======                 =======
 Floating Rate Debt:
  Mall at Rockingham...................  8/24/00  100,000    24.57%        24,569      7.933%  LIBOR + 1.800%
  Dadeland Mall........................ 12/10/00  140,000    50.00%        70,000      6.833%  LIBOR + 0.700%
  Tower Shops, The.....................  3/13/01   12,900    50.00%         6,450      7.333%  LIBOR + 1.200%
  Liberty Tree Mall--1.................  10/1/01   47,165    49.14%        23,176      7.633%  LIBOR + 1.500%
  Liberty Tree Mall--2.................  10/1/01    8,350    49.14%         4,103     10.293%  LIBOR + 4.160%
  Montreal Forum.......................  1/31/02   11,011    35.63%         3,923      7.000%  Canadian Prime
  Shops at Sunset Place, The...........  6/30/02  107,864    37.50%        40,449      7.383%  LIBOR + 1.250%  Rate can be
                                                                                                               reduced based
                                                                                                               upon project
                                                                                                               performance.
  Cape Cod Mall........................   4/1/03   62,450    49.14%        30,686      7.933%  LIBOR + 1.800%
  Concord Mills........................  12/2/03  166,419    37.50%        62,407      7.483%  LIBOR + 1.350%
  Orlando Premium Outlets..............  2/12/04   35,390    50.00%        17,695      7.633%  LIBOR + 1.500%  Rate can be
                                                  -------                 -------                              reduced based
                                                                                                               upon project
                                                                                                               performance.
                                                  691,549                 283,458
                                                  =======                 =======

-------
Footnote:
(1)  Represents the weighted average interest rate.

                              SIMON PROPERTY GROUP

                           NEW DEVELOPMENT ACTIVITIES

                              As of March 31, 2000

                           Simon                              Non-Anchor
                          Group's    Actual/                 Sq. Footage
                         Ownership  Projected Projected Cost   Leased/       GLA
     Mall/Location       Percentage  Opening  (in millions)  Committed(1) (sq. ft.)
     -------------       ---------- --------- -------------- ------------ ---------
Projects Under
 Construction
Orlando Premium
 Outlets................      50%      5/00        $91            93%       430,000
Orlando, FL
  Anchors/Major Tenants: Versace Company Store, Bottega Veneta, Timberland, Nike
                         Factory Store, Liz Claiborne Shoes, Mikasa, Banana
                         Republic Factory Store, Nautica, Coach, Tommy Hilfiger,
                         Dooney & Bourke
Arundel Mills...........    37.5%     11/00        $252           (2)     1,300,000
Anne Arundel, MD
  Anchors/Major Tenants: Jillian's, Bed Bath & Beyond, Sun & Ski Sports, Iguana
                         Amerimex, Muvico, Books-A-Million, Black Lion, For Your
                         Entertainment, Off 5th-Saks Fifth Avenue
Waterford Lakes Town
 Center.................   100.0%     11/00        $84            99%       985,000
Orlando, FL                                   (Phase I & II)  (Phase I)
  Anchors/Major Tenants: Phase I opened 11/99--560,000 sq. ft.--anchor tenants:
                         Super Target, TJMaxx, Ross Dress for Less, Bed Bath &
                         Beyond, Barnes & Noble, Old Navy (6/00), Regal 20-Plex
                         Theatre, Zany Brainy (5/00) and Dress Barn. Phase II to
                         open 11/00--425,000 sq. ft.--anchor tenants: OfficeMax,
                         PetsMart and Best Buy

--------
(1) Community Center leased/committed percentage includes owned anchor GLA.
(2) Leasing still in preliminary stage.

                              SIMON PROPERTY GROUP

                  SIGNIFICANT RENOVATION/EXPANSION ACTIVITIES

                              As of March 31, 2000

                           Simon                                        New or
                          Group's     Actual/   Projected GLA Before  Incremental
                         Ownership   Projected  Cost (in  Renov/Expan     GLA
     Mall/Location       Percentage   Opening   millions)  (sq. ft.)   (sq. ft.)
     -------------       ---------- ----------- --------- ----------- -----------
Projects Under
 Construction
LaPlaza Mall............    100%    11/99, 3/00   $ 35       988,000    215,000
McAllen, TX                           & 11/00
    Project Description: Mall renovation (opened 11/99); new Dillard's (opened
                         3/00); JCPenney expansion and new small shops
                         retrofitted from the existing Dillard's store (to open
                         11/00)
North East Mall.........    100%    9/99, 9/00    $103     1,141,000    308,000
Hurst, TX                             & 3/01
    Project Description: New Dillard's, mall expansion and parking deck (opened
                         9/99); Montgomery Ward remodel (opened 10/99); JCPenney
                         remodel and expansion and parking deck (opened 11/99);
                         new Saks Fifth Avenue, mall renovation and parking deck
                         (to open 9/00); new Nordstrom (to open 3/01)
Palm Beach Mall.........    100%       2/00       $ 33     1,205,000     61,000
West Palm Beach, FL                 & fall 2000
    Project Description: JCPenney remodel (opened 11/99); mall renovation and new
                         Dillard's (opened 2/00); new Borders (opened 4/00), Old
                         Navy (to open 12/00), Designer Shoe Warehouse and
                         Burdines remodel (to open Fall 2000)
Town Center at Boca
 Raton..................    100%       10/99      $ 67     1,327,000    228,000
Boca Raton, FL                        &11/00
    Project Description: New, expanded and relocated Saks Fifth Avenue and new parking structure (opened 10/99); Bloomingdale's
                         expansion (opened 11/99); new Nordstrom, Lord & Taylor
                         expansion, mall expansion and renovation, food court
                         renovation and new parking structure (to open 11/00)

                              SIMON PROPERTY GROUP

                              Capital Expenditures

                   For the Three Months Ended March 31, 2000
                                 (In millions)

                                                                  Joint Venture
                                                                   Properties
                                                                  -------------
                                                                         Simon
                                                     Consolidated       Group's
                                                      Properties  Total  Share
                                                     ------------ ----- -------
New Developments....................................    $14.6     $30.0  $12.6
Renovations and Expansions..........................     42.8       3.0    1.3
Tenant Allowances-Retail............................     16.1       4.4    1.7
Tenant Allowances-Office............................      2.8        --     --
Capital Expenditures Recoverable from Tenants.......      4.1       0.8    0.6
Other(1)............................................       --        --     --
                                                        -----     -----  -----
  Totals............................................    $80.4     $38.2  $16.2
                                                        =====     =====  =====

--------
(1)  Primarily represents capital expenditures not recovered from tenants.